================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K
                              --------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 1, 2001


                         UNITED FINANCIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Florida                        005-55641                59-2156002
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
Incorporation or Organization)                               Identification No.)

                        333 Third Avenue North, Suite 200
                       St. Petersburg, Florida 33701-3346
                    (Address of Principal Executive Offices)

                                                     (727) 898-2265
                (Issuer's Telephone Number, Including Area Code)



================================================================================



























Item 5.  OTHER EVENTS

         United Financial Holdings, Inc., a Florida corporation ("United") and First Security Bank ("First Security"), a Florida corporation located in Sarasota, Florida have completed the Stock Purchase Agreement and Amendments dated September 22, 2000 ("Agreement") pursuant to which United acquired all outstanding shares of common stock of First Security. The transaction was completed on April 6, 2001 with an effective date of April 1, 2001. A copy of the Agreement and subsequent amendments are attached hereto as Exhibits 5.1 through 5.5 and are incorporated herein by reference.

         United is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and is a financial holding company pursuant to the Gramm-Leach-Bliley Act of 1999. United and its subsidiaries, including United Bank and Trust Company, United Trust Company and EPW Investment Management, Inc. have consolidated total assets of $243 million at December 31, 2000. First Security has one office located in downtown Sarasota and has total assets of $27 million at December 31, 2000. Pursuant to the terms of the Agreement, United purchased all of the outstanding Common Stock of First Security based on an agreed value of five million, three hundred sixty six thousand three hundred eleven dollars ($5,366,311). Two million, two hundred thousand dollars ($2,200,000) of the agreed value was paid in cash and the balance in Series One Preferred Stock. Each share of Series One Preferred Stock was valued at eight dollars ($8.00) per share.

         The foregoing summary of the contents of the Agreement and Amendments is qualified in its entirety by reference to Exhibits 5.1 through 5.5 to this Current Report on Form 8-K.

Exhibit No.        Description
================================================================================
5.1                Stock Purchase Agreement, dated September 22, 2000 by
                   United FinancialHoldings, Inc. and First Security Bank.

5.2 First Amendment to the Stock Purchase Agreement, dated September 22, 2000 by United Financial Holdings, Inc. and First Security Bank.

5.3 Second Amendment to the Stock Purchase Agreement, dated September 22, 2000 by United Financial Holdings, Inc. and First Security Bank.

5.4 Third Amendment to the Stock Purchase Agreement, dated September 22, 2000 by United Financial Holdings, Inc. and First Security Bank.

5.5 Amended and Restated Fourth Amendment to the Stock Purchase Agreement, dated September 22, 2000 by
                   United Financial Holdings, Inc. and First Security Bank.

                                    Signature
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 UNITED FINANCIAL HOLDINGS, INC.
Date:     April 10, 2001         By:    /s/ Neil W. Savage
       ------------------------  --------------------------------
                                 Neil W. Savage, President and CEO

                                  EXHIBIT INDEX

Exhibit No.        Description
================================================================================
5.1                Stock Purchase Agreement, dated September 22, 2000 by
                   United FinancialHoldings, Inc. and First Security Bank.

5.2 First Amendment to the Stock Purchase Agreement, dated September 22, 2000 by United Financial Holdings, Inc. and First Security Bank.

5.3 Second Amendment to the Stock Purchase Agreement, dated September 22, 2000 by United Financial Holdings, Inc. and First Security Bank.

5.4 Third Amendment to the Stock Purchase Agreement, dated September 22, 2000 by United Financial Holdings, Inc. and First Security Bank.

5.5 Amended and Restated Fourth Amendment to the Stock Purchase Agreement, dated September 22, 2000 by
                   United Financial Holdings, Inc. and First Security Bank.